UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 24, 2019
(Date of earliest event reported)

BANK 2019-BNK21

(Central Index Key Number 0001787490)

(Exact name of issuing entity)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Bank of America, National Association

(Central Index Key Number 0001102113)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-228375-02	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 6.02.             Change of Servicer or Trustee.

Effective October 24, 2019, in accordance with Section 3.20 of the Pooling and Servicing Agreement, dated and effective as of October 1, 2019 (the “Pooling and Servicing Agreement”), relating to BANK 2019-BNK21, out of which the Storage Post Portfolio mortgage loan (7.2% of the initial principal balance of the mortgage pool) and the related companion loans are being serviced, Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), became a sub-servicer with respect to the Storage Post Portfolio whole loan, and as such became the primary servicer with respect to 10.6% of the mortgage pool by virtue of such sub-servicing engagement with respect to the Storage Post Portfolio whole loan and its existing role as the primary servicer for the Grand Canal Shoppes mortgage loan (3.4% of the initial principal balance of the mortgage pool) and the related companion loans under the MSC 2019-H7 pooling and servicing agreement.

In addition, Midland currently acts as the special servicer under the BANK 2019-BNK20 pooling and servicing agreement for The Tower at Burbank mortgage loan (5.9% of the initial principal balance of the mortgage pool) and the NKX Multifamily Portfolio mortgage loan (2.6% of the initial principal balance of the mortgage pool) and the companion loans related to such mortgage loans.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2019	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III Title: Chief Executive Officer & President